UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 23, 2015
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

and

Item 7.01 Regulation FD Disclosure

A press release issued by Washington Real Estate Investment Trust (“Washington REIT”) on July 23, 2015 regarding earnings for the three and six months ended June 30, 2015, is attached as Exhibit 99.1. Also, certain supplemental information not included in the press release is attached as Exhibit 99.2. This information is being furnished pursuant to Item 7.01 and Item 2.02 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2015, the Board of Trustees of Washington REIT elected W. Drew Hammond as Vice President - Chief Accounting Officer and Controller, such election to take effect on the day after the filing of Washington REIT’s Form 10-Q for the second quarter of 2015.  Upon the effectiveness of such election, Mr. Hammond will serve as Washington REIT’s principal accounting officer.

Mr. Hammond, 41, joined Washington REIT in October 2012 as Controller. Prior to joining Washington REIT, he served as the Controller of CapitalSource, Inc. (“CapitalSource”), from February 2007 to September 2012.  His previous roles at CapitalSource were as Assistant Controller, from July 2004 to February 2007, and Manager of Financial Reporting, from December 2003 to July 2004. Prior to joining CapitalSource in 2003, Mr. Hammond was a Senior Manager at Ernst & Young LLP from May 2002 to December 2003, and held various positions in the assurance practice at Arthur Andersen LLP from 1995 to 2002.  Mr. Hammond earned his undergraduate degree from Washington and Lee University in 1995 and is a certified public accountant.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press release issued July 23, 2015 regarding earnings for the three and six months ended June 30, 2015
99.2	Certain supplemental information not included in the press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting and Administration

July 23, 2015
(Date)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued July 23, 2015 regarding earnings for the three and six months ended June 30, 2015
99.2	Certain supplemental information not included in the press release